                                                                    EXHIBIT 10.6

                               WARRANT AGREEMENT

        WARRANT AGREEMENT (this "Agreement") dated as of November 17, 1995 between Cambridge Industries Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (with its successors, the "Company") and Bankers Trust Company (the "Initial Holder").


                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, Cambridge Industries, Inc. (the "Borrower"), the Company, certain lenders from time to time party thereto, and Bankers Trust Company, as agent for such lenders, are parties to a Credit Agreement dated as of November 17, 1995 (as the same shall be modified, amended and supplemented and in effect from time to time, the "Credit Agreement");

        WHEREAS, in order to induce Bankers Trust Company to enter into the Credit Agreement, the Company has agreed to issue the Warrants (as hereinafter defined) to the Initial Holder upon the occurrence of certain events;

        WHEREAS, the Company has authorized the issuance of the Warrants which are exercisable, pursuant to the terms and conditions thereof, for Class A Common Stock of the Company; and

        WHEREAS, the Initial Holder now desires to subscribe for, and the Company now desires to issue to the Initial Holder, upon the terms and conditions set forth herein, the Warrants substantially in the form of Exhibit A hereto (the "Warrants");

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.  Definitions.
                    -----------

        1.01  Definitions. The following terms, as used herein, shall have the
              -----------
following respective meanings:

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        "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person, it being understood that in any event the Borrower and its Affiliates shall be considered Affiliates of the Company. As used in this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, contract or otherwise), provided that, in any event (other than for purposes of
                        --------
Section 4.05 hereof), any Person which owns, directly or indirectly, more than 10% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 10% of the partnership or other ownership interests of any Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, neither the Initial Holder nor any of its Affiliates shall be deemed to be an Affiliate of the Company.

        "Bank Holder" shall mean the Initial Holder and any other Holder that becomes a "Bank," as such term is defined in the Credit Agreement or is an Affiliate of a Bank.

        "Borrower" shall have the meaning provided in the first recital hereof.

        "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required by law or authorized to close in New York City.

        "Class A Common Stock" shall mean and include the Company's authorized Class A Common Stock, $.01 par value, as constituted on the date hereof.

        "Company" shall have the meaning provided in the first recital hereof.

        "Credit Agreement" shall have the meaning provided in the first recital hereof.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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        "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

        "Holder" initially shall mean the Initial Holder and each other holder of any Warrant or Warrant Share that is a direct or indirect transferee of the Initial Holder or any other Holder.

        "Initial Holder" shall have the meaning provided in the first paragraph hereof.

        "Person" shall mean an individual, a corporation, a limited liability company, a company, a voluntary association, a general partnership, a limited partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

        "Registration Agreement" shall mean the Registration Agreement, dated as of November 17, 1995 among the Company and various holders of its capital stock, as same may be amended, modified or supplemented from time to time.

        "Regulation Y" shall mean the Regulation Y promulgated by the Board of Governors of the Federal Reserve System or any successor regulation.

        "Required Holders" shall mean the holders of more than 50% of all Warrant Shares (assuming the full exercise thereof).

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Stockholders Agreement" shall mean the Stockholders Agreement dated as of November 17, 1995 among the Company and various holders of its capital stock, as same may be amended, modified or supplemented from time to time.

        "Warrant" shall mean a Warrant substantially in the form of Exhibit A hereto, and any Warrant or Warrants issued upon transfer thereof or in substitution therefor.

        "Warrantholder" shall mean the holder of any Warrant.

        "Warrant Share" shall mean any share of Class A Common Stock issued or issuable upon exercise of any Warrant. For purposes of this Agreement, a Warrant Share shall be

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"outstanding" from and after the date hereof until the redemption or cancellation of such Warrant Share (or, if the related Warrant has not been exercised, the expiration, repurchase or cancellation of such Warrant) by the Company.

        1.02  Accounting Terms and Determinations.  Unless otherwise specified
              -----------------------------------
herein, all accounting terms used herein shall be interpreted, all determination with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matter required to be delivered hereunder shall be prepared, in accordance with GAAP.

        Section 2.  Terms and Conditions of Issuance of Warrants.
                    --------------------------------------------

        2.01  Issuance of the Warrants.  In consideration of the premises and
              ------------------------
other good and valuable consideration, the Company hereby agrees to issue on the date hereof to the Initial Holder Warrants to purchase 2671.51 shares of Class A Common Stock (as such number may be adjusted as provided in the Warrants).

        Section 3.  Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
represents and warrants to each Holder as follows:


        3.01  Authorization.  The Company has all necessary power and authority
              -------------
to execute, deliver and perform its obligations under this Agreements and the Warrants and to issue and deliver the Warrants and Warrant Shares; the execution, delivery and performance by the Company of this Agreement and the Warrants have been duly authorized by all necessary action; each of this Agreement and the Warrants has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights generally and to general equitable principles.

        3.02  Valid Issuance.  The Warrants, when issued and delivered pursuant
              --------------
hereto, and the Warrant Shares when issued and delivered pursuant to the Warrants, will be validly issued, fully paid and non-assessable, with no liability on the part of the holders thereof, and are not subject to any preemptive rights, rights of first refusal or rights of first offer. Except for the registration rights as


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set forth in the Registration Agreement, the Company is not under any obligation to cause the registration of any of its presently outstanding securities or any of its securities which hereafter may be issued.

        3.03  No Breach.  None of the execution and delivery of this Agreement
              ---------
and the Warrants, the consummation of the transactions herein or therein contemplated, including the issuance and delivery of the Warrants and, upon the exercise of the Warrants, the Warrant Shares, or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the Certificate of Incorporation or By-Laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement of instrument.

        3.04  Approvals.  No authorization, approvals or consents of, and no
              ---------
filings or registrations with, any governmental or regulatory authority or agency, which have not already been made or obtained, are necessary for the execution, delivery or performance by the Company of this Agreement and the Warrants, the consummation of the transactions contemplated herein and therein or the validity or enforceability hereof or thereof.

        3.05  Capitalization.  The authorized capital stock of the Company on
              --------------
the date hereof consists of (i) 200,000 shares of Class A Common Stock, $.01 par value, of which 55,000 shares are issued and outstanding, (ii) 29,000 shares of Class L Common Stock, $.01 par value, of which 25,000 shares are issued and outstanding, (iii) 45,000 shares of Class P Common Stock, $.01 par value, of which 45,000 shares are issued and outstanding and (iv) 1,000 shares of preferred stock, of which 1,000 shares are issued and outstanding. There are no other outstanding shares of capital stock of the Company and, except for the Warrants and other options and warrants disclosed in writing to the Initial Holder prior to the date hereof, no outstanding options or warrants to acquire any shares of capital stock of the Company.

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          3.06  Offer of Warrants.  Neither the Company nor any Person acting on
                -----------------
its behalf has directly or indirectly offered the Warrants or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Initial Holder. Neither the Company nor any Person acting on its behalf has taken or will take any action which would subject the issuance and sale of the Warrants to the provisions of Section 5 of the Securities Act, or to the provisions of any state securities law requiring registration of securities, notification of the issuance or sale thereof or confirmation of the availability of any exemption from such registration except pursuant to this Agreement, the Stockholders Agreement and the Registration Agreement.

          Section 4.  Covenants.
                      ---------

          4.01  Maintenance of Existence; Conduct of Business.  The Company will
                ---------------------------------------------
preserve and maintain its corporate existence as a corporation under the Delaware General Corporation Law and all of its rights, privileges and franchises necessary in the ordinary course of its business, and will conduct its business in a regular manner.

          4.02  Inspection.  The Company covenants and agrees that it will
                ----------
permit each Holder and its representatives to inspect the properties of the Company, to examine and make extracts and copies from the books and records of the Company during normal business hours and to discuss with management the business and affairs of the Company.

          4.03  Information.  The Company covenants and agrees that it will
                -----------
deliver to each Holder such financial statements and other information regarding the Company or any of its subsidiaries that the Company is obligated to prepare and deliver to any shareholder of the Company, in each case at the same time such financial statements and other information are delivered to any such shareholder. The Company hereby acknowledges and agrees that each Holder may share with any of its Affiliates any information related to the Company and any of its subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Company and its subsidiaries).

          4.04  Transactions with Affiliates.  The Company will not, directly or
                ----------------------------
indirectly, enter into any transaction with or for the benefit of any Affiliate; provided that this Section 4.04 shall not prohibit (i) any such transaction
--------

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entered into on an arm's length basis containing terms which are no less favorable to the Company than those terms that would be obtained in a similar transaction with a Person which is not an Affiliate and (ii) any such transaction between the Company and any subsidiary or affiliate thereof or any stockholder which is permitted pursuant to, and conducted in accordance with, the terms and provisions of the Credit Agreement.

          4.05  Repurchase of Common Stock.  The Company covenants and agrees
                --------------------------
that it will not, without the prior written consent of each affected Bank Holder, to the extent that such Bank Holder is subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder), directly or indirectly, purchase, redeem, retire or otherwise acquire any shares of capital stock of the Company if, as a result of such purchase, redemption, retirement or other acquisition, any Bank Holder, together with its Affiliates, will own, or be deemed to own, Warrant Shares or other shares of capital stock of the Company representing capital equal to 5% or more of the aggregate shares of capital stock of the Company then outstanding (assuming the full exercise of all Warrants then held by such Bank Holder and its Affiliates).

          4.06  Regulatory Matters.  The Company agrees to cooperate in good
                ------------------
faith with and assist any Bank Holder or any of the Bank Holder's Affiliates as such Bank Holder may reasonably request in connection with any United States regulatory issues that may arise with respect to the Company. Anything herein or in the Warrants to the contrary notwithstanding, in the event that any Bank Holder or any of such Bank Holder's Affiliates shall determine that it is illegal or unduly burdensome, by reason of regulatory restriction, for such Bank Holder or such Affiliate to continue to hold some or all of the Warrants or its Warrant Shares or any other securities of the Company held by it, such Bank Holder or such Affiliate, as the case may be, may sell or otherwise dispose of that portion of its Warrants or Warrant Shares, as the case may be, that such Bank Holder or such Affiliate determines to be appropriate in light of such regulatory restrictions in as prompt and orderly a manner as is reasonably necessary. The Company shall cooperate with and assist such Bank Holder or such Affiliate, as the case may be, in disposing of such Warrants or Warrant Shares, and (without limiting the foregoing) at the request of such Bank Holder or such Affiliate, as the case may be, the Company shall provide (and authorize such Bank Holder or such Affiliate, as the case may be, to provide) financial and other information concerning

                                      -7-
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the Company to any prospective purchaser of the Warrants or Warrant Shares owned by such Bank Holder or such Affiliate, as the case may be, subject to appropriate confidentiality arrangements. The provisions of this Section 4.06 shall inure solely to the benefit of such Bank Holders and their Affiliates which are subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder).


        Section 5.  Compliance with the Securities Act.
                    ----------------------------------

        5.01  Representations and Warranties.  Each Holder by its acceptance of
              ------------------------------
the Warrants represents and warrants as follows:

        (a) Such Holder is acquiring the Warrants and the related Warrant Shares for its own account and not as nominee or agent for any other Person and not for offer or sale in any manner that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Warrants or Warrant Shares under a registration under the Securities Act or any applicable state securities laws or under an exemption from such registration available under such act or any applicable state securities laws.

        (b) Such Holder is an "accredited" investor within the meaning of Regulation D promulgated under the Securities act.

        5.02  Transfer Restriction; Legend.  No Holder will sell, transfer or
              ----------------------------
otherwise dispose of any warrant or Warrant Share other than to an Affiliate of such Holders or in transaction that complies with the registration requirements of Section 5 of the Securities Act or pursuant to an exemption (including, without limitation, sales under Rules 144 and 144A promulgated under the Securities Act) therefrom. Each Warrant or certificate or instrument (if any) representing the Warrant Shares issued upon exercise of the Warrants (and each Warrant or certificate or instrument (if any) representing the Warrant Shares issued to transferees of such Warrant or certificate or instrument (if any)), unless at such time as the same is no longer required under the applicable requirements of the Securities Act, shall bear the following legends:

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

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

                Section 6.  Miscellaneous.
                            -------------

                6.01  Expenses.  The Company agrees to pay all fees and
                      --------
disbursements of the Initial Holder (including the reasonable fees and expenses of its counsel) in connection with the purchase and sale of the Warrants as contemplated by this Agreement or any amendments thereto and the fees and disbursements of the Initial Holder (including the reasonable fees and expenses of its counsel) in connection with the negotiation, execution, delivery and enforcement of this Agreement, the Stockholders Agreement, the Registration Agreement and/or the Warrants or any waiver or consent hereunder or thereunder or any amendment hereof or thereof. In addition, the Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement any Warrants or the issuance or transfer of the Warrants.

                6.02  Notices.  All notices and other communications provided
                      -------
for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telegraph, telecopy, cable or other writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the Company given in accordance with this Section 6.02. All such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                6.03  Exclusion.  This Agreement and the Warrants shall be
                      ---------
binding upon, and inure solely to the benefit of the Company and the Holders, and no other Person shall acquire or have any right under or by virtue of this Agreement or the Warrants (other than any such Person to whom such Holders have transferred an interest in the Warrants pursuant to the terms thereof and hereof).

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      6.04 Specific Performance. The Company acknowledges and agrees that in
           --------------------
 the event of any breach of this Agreement or the Warrants by the Company, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement or the Warrants in any action instituted in the United States District Court for the Southern District of New York, or, in any court of the United States or any state thereof having subject matter jurisdiction for such action.

     6.05  Warrantholder Not a Stockholder.  Prior to the exercise of any of its
           -------------------------------
Warrants, no Warrantholder shall, except as specifically provided herein, be entitled to any of the rights of, or be deemed to be, a stockholder in the Company.

     6.06  No Waivers.  No failure or delay by any party in exercising any
           ----------
rights, power or privilege hereunder or under the Warrants shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     6.07  Amendments and Waivers.  Any provision of this Agreement or the
           ----------------------
Warrants may be amended or waived if, but only if, such amendment or waiver is in writing and signed by the Company, the Required Holders and, until such time as the Initial Holder (or any Affiliate thereof) no longer holds any Warrants or Warrant Shares, the Initial Holder (or such Affiliates).

     6.08  Governing Law.  This Agreement and the Warrants shall be governed by
           -------------
and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

     6.09  Counterparts.  This Agreement may be signed in two or more
           ------------
counterparts, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument,

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                          CAMBRIDGE INDUSTRIES HOLDINGS,
                                            INC.


                                          By /s/ Richard S. Crawford
                                             -----------------------------
                                             Title:  President

                                          Address for Notices:
                                          c/o  Cambridge Industries, Inc.
                                          555 Horace Brown Drive
                                          Madison Heights, Michigan  48701
                                          Telephone No.: (810) 616-0500
                                          Telecopier No.: (810) 616-0530
                                          Attention:  Richard S. Crawford


                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                             -----------------------------
                                             Title: Managing Director
                                          Address for Notices:
                                          130 Liberty Street
                                          New York, New York  10006
                                          Telephone No. : (212) 250-9094
                                          Telecopier No.: (212) 250-7218
                                          Attention:  Mary Kay Coyle

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